Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Teltronics, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2009 (the "Report"), I, Ewen R. Cameron, Director, President and Chief Executive Officer of the Company and I, Angela L. Marvin, Vice President Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

TELTRONICS, INC.

August 12, 2009	/s/ Ewen R. Cameron
Ewen R. Cameron
Director, President and Chief Executive Officer

August 12, 2009	/s/ Angela L. Marvin
Angela L. Marvin
Vice President Finance and Chief Financial Officer